UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2020
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)

(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if applicable)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 3, 2020, Tyson Foods, Inc. issued a press release announcing results of operations for its third quarter ended June 27, 2020. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
Limitation on Incorporation by Reference
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02 and 9.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 7.01. Regulation FD Disclosure

Attached hereto as Exhibit 99.2 is a press release issued by the Tyson Foods, Inc. on August 3, 2020 announcing that effective October 3, 2020, Chief Executive Officer Noel White will be stepping down as Chief Executive Officer of the Company and will be appointed Executive Vice Chairman of the Board, at which time Dean Banks will be appointed to the position of President and Chief Executive Officer of the Company.
The information furnished in Item 7.01 and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press release, dated August 3, 2020, announcing the results of operations of Tyson Foods, Inc. for its third quarter ended June 27, 2020
99.2
Press release, dated August 3, 2020, announcing that effective October 3, 2020, Chief Executive Officer Noel White will be stepping down as Chief Executive Officer of the Company and will be appointed Executive Vice Chairman of the Board, at which time Dean Banks will be appointed to the position of President and Chief Executive Officer of the Company

104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 3, 2020	By:	/s/ Stewart Glendinning

	Name:	Stewart Glendinning
	Title:	Executive Vice President and Chief Financial Officer

3